EXHIBIT 10.4

REGIONS

July 2. 2015

International Shipholding Cot potation

11 Noah Water Street

Suite 18290

Mobile, Alabama 36602

Attention; Mr. Manuel G. Estrada, Chief Financial Officer

Re:Events of Default under Credit Agreement

Deal Mr. Estrada:

Reference is made to (i) that certain Credit Agreement, dated as of September 24, 2013, by and among International Shipholding Corporation, Enterprise Ship Company, Inc.,, Sulfur Carriers, Inc. , CG Railway, Inc., Central Gulf Lines, Inc., Waterman Steamship Cot potation, Coastal Carriers, Inc., N.W. Johnsen & Co . Inc.. LMS Shipmanagement Inc., U.S. United Ocean Services, LIE, Mary Ann Hudson, LLC, Sheila McDevitt, LL.C, Tower, LI.C, Frascati Shops, Inc. (collectively, the "Borrowers"), the Lenders pally thereto, and Regions Bank (the "Agent), as administrative and collateral agent (as amended from time to time. the "Credit Agreement"); and (ii) that certain Filth Amendment to Credit Agreement and Consent Agreement, dated as of June 19, 2015, by and among the Borrowers, the Lenders and the Agent (the "Fifth Amendment"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement

Pursuant to the Filth Amendment, the Lenders consented to the Borrowers' sale of the GREEN POINT vessel for an aggregate purchase price of not less than $13,000,000, subject to various conditions, including without limitation the Boomers' payment of $6,000,000 of the Net Cash Proceeds to the Agent for prepayment to die "[elm Loan, causing a permanent reduction of the Term Loan. Despite the specifications in the Fifth Amendment for (lie application of the Net Cash Proceeds from the sale of the GREEN POINT vessel, the Borrowers used $10,000,000 of such proceeds instead to make a payment on the outstanding balance of the Revolving Loans, without any permanent reduction in the Revolving Commitment The Borrowers' failure to comply with the specific payment requirements of the Fifth Amendment has caused an Event of Default to occur Wide! Section 9 1(a) of the Credit Agreement (the "Specified Default, as a result of the Borrowers' failure to make a requited principal payment upon the completion of an Asset Sale, among other provisions The Agent hereby provides the Borrowers' notice of the occurrence of the Specified Delimit and confirmation that, rot so long as such Specified Default remains outstanding. the &trowel will be unable to comply with the conditions precedent to tin then extensions of credit wide] Section 5 2(d) of the Credit Agreement

Please be advised that the Lenders have not waived and do not waive the Specified Default or any other Defaults 01 Events of Default that may have occurred or may occur under the Credit Documents, and the

Lenders and the Agent expressly reserve all rights and remedies under the Credit Agreement and all of the Documents. Including the tight to accrue interest at the Default Rate, In addition, the Lenders and Agent expressly reserve ye all rights and remedies available at law, in equity or otherwise. The acceptance by the Lenders of any further payments of interest, principal, fees of expenses in connection with the Credit Agreement shall not constitute a waiver by the Lenders m the Agent oldie Specified Default 01 any other Defaults or Events of Default

The Agent and the Lenders remain interested in resolving promptly with the Borrowers the issues surrounding the Specified Default as well as related issues involving the Borrower s' compliance with the minimum Liquidity requirement of Section 8,8(a)(ii) in the Credit Agreement, Any failure by the Lenders or the Agent to exercise, or delay in exercising, any rights or remedies, while the parties continue to evaluate and pursue potential solutions or otherwise, shall not constitute a waiver of such rights or remedies 01 of any Default or Event of Default, including, specifically, without limitation. the Specified Defaults, and shall not relieve or release the Borrowers in any way from any of their respective duties, obligations. covenants or agreements under the Credit Documents Any prior or current discussions or Com se of conduct between the Lenders and Agent, on the one hand, and the Borrowers, on the other hand, shall not constitute a waiver of any Default or Event of Default (including, without limitation, the Specified Default) or any rights 01 remedies Linde', or an amendment of other modification of, the Credit Agreement 01 any of the Other Credit Documents

Please let me know at your earliest convenience how the Borrowers propose to address the Specified Default and related issues. Please let me know if you have any questions

Very truly yours,

REGIONS BANK, as Agent

By:  /s/ Edward Midyett

Name:  Edward Midyett

Title:  Senior Vice President

REGIONS

July 2, 2015

International Shipholding Corporation

11 North Water Street

Suite 18290

Mobile, Alabama 36602

Attention: Mr. Manuel G. Estrada, Chief Financial Officer

Re:Events of Default under Credit Agreement

Dear Mr. Estrada:

Reference is made to (i) that certain Credit Agreement, dated as of September 24, 2013, by and among International Shipholding Corporation, Enterprise Ship Company, Inc., Sulfur Carriers, Inc., CG Railway, Inc., Central Gulf Lines, Inc., Waterman Steamship Corporation, Coastal Carriers, Inc., N.W. Johnsen & Co., Inc., LMS Shipmanagement Inc., U.S. United Ocean Services, LLC, Mary Ann Hudson, LLC, Sheila McDevitt, LLC, Tower, LLC, Frascati Shops, lnc. (collectively, the "Borrowers"), the Lenders party thereto, and Regions Bank (the "Agent"), as administrative and collateral agent (as amended from time to time, the "Credit Agreement"); and (ii) that certain letter dated July 2, 2015, from the Agent and addressed to International Shipholding Corporation, with regard to the occurrence of an Event of Default under the Credit Agreement (the "Reservation of Rights Letter"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or the Reservation of Rights Letter, as applicable.

Following the delivery of the Reservation of Rights Letter, the Borrowers have had further discussions with the Agent regarding means to address the Specified Default. In particular, the Borrowers and the Agent have agreed in principle on the terms of a Consent Agreement, in substantially the form as attached hereto as Exhibit "A," along with the Borrowers' voluntary reduction in the Revolving Commitment by $10,000,000 in accordance with the Borrowers' separate notice to the Agent on behalf of the Lenders . The effectiveness of such Consent Agreement is subject to its execution by the Borrowers and the Required Lenders as well as other conditions set forth therein. The Agent has confirmed that, subject to necessary credit approvals, the Lenders are in agreement in principle to the terms contained in the Consent Agreement attached hereto as Exhibit "A". Upon and subject to the effectiveness of such Consent Agreement, the Specified Default (as identified in the Reservation of Rights Letter) will have been cured and waived by the Required Lenders.

The Agent appreciates the Borrowers' taking immediate steps to resolve the Specified Default. Please let us know if you have any questions.

Very truly yours,

REGIONS BANK, as Agent

By:  /s/ Edward Midyett

Name:    Edward Midyett

Title:    Senior Vice President

EXHIBIT "A"

[Form of Proposed Consent Agreement]

CONSENT AGREEMENT

CONSENT AGREEMENT (the "Agreement") dated as of July 2, 2015 is entered into among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("ISC"), ENTERPRISE SHIP COMPANY, INC., a Delaware corporation ("Enterprise"), SULPHUR CARRIERS, INC., a Delaware corporation ("Sulphur Carriers"), CG RAILWAY, INC., a Delaware corporation ("CG Railway"), CENTRAL GULF LINES, INC., a Delaware corporation ("Central Gulf'), WATERMAN STEAMSHIP CORPORATION, a New York corporation ("Waterman"), COASTAL CARRIERS, INC., a Delaware corporation ("Coastal"), N.W. JOHNSEN & CO., INC., a New York corporation ("NWJ"), LMS SHIPMANAGEMENT, INC., a Louisiana corporation ("LMS"), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company ("UOS"), MARY ANN HUDSON, LLC, a Delaware limited liability company ("MAH"), SHEILA MCDEVITT, LLC, a Delaware limited liability company ("SAM"), TOWER, LLC, an Alabama limited liability company ("Tower"), FRASCATI SHOPS, INC., an Alabama corporation ("Frascati"; ISC, Enterprise, Sulphur Carriers, CG Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the "Borrowers"), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, "Administrative Agent") and collateral agent (in such capacity, "Collateral Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below),

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers have requested that the Required Lenders grant certain consents under the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the pal-ties hereto agree as follows:

1.Consent to Waiver of Mandatory Prepayment. Pursuant to the Fifth Amendment to

Credit Agreement and Consent Agreement, dated as of June 19, 2015 (the "Fifth Amendment"), the Required Lenders have consented to the sale of the GREEN POINT vessel subject to the application of the proceeds thereof as set forth in the Fifth Amendment. On June 30, 2015, the Borrower made a voluntary prepayment of the Revolving Loans in the amount of $10,000,000 (the "Specified  Prepayment"). Subject to the terms and conditions hereof, the Required Lenders hereby (i) reaffirm their consent to the sale of the GREEN POINT vessel and the release of the Liens therein, and (ii) agree that, notwithstanding anything in the Credit Agreement or the Fifth Amendment to the contrary, the Specified Prepayment shall be deemed to have satisfied all requirements to make any prepayment of the Obligations with the proceeds of the sale of the GREEN POINT vessel and any other required prepayment of the Obligations associated therewith is hereby waived by the Required Lenders,

Except as expressly provided herein, the above consents, waivers and releases shall not modify or affect the Loan Parties' obligations to comply fully with the duties, terms, conditions and covenants contained in the Credit Agreement and the other Credit Document in the future. This Agreement is limited solely to the matters expressly provided herein, and nothing contained in this Agreement shall be deemed to constitute a consent, release or waiver of any other duty, term, condition or covenant contained in the

Credit Agreement with respect to any matter or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

2.Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent; and

(b) the Administrative Agent shall have received payment of all fees due to the Lenders on the date hereof and all fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and documentation of this Agreement.

3.Representations of the Borrowers, Each of the Borrowers represents and warrants to the

Administrative Agent and the Lenders as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other documents delivered by it in connection herewith.

(b) This Agreement has been duly executed and delivered by it and constitutes it's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of; or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement.

(d) The execution and delivery of this Agreement or any other document delivered by it in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

(e) After giving effect to this Agreement, (i) the representations and warranties of the Borrowers set forth in the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

4,Miscellaneous,

(a)The Borrowers agree on demand to pay fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and documentation of this Agreement.

(b) The Credit Agreement, as modified hereby, and the obligations of the Borrowers thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

(c) Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents except as expressly set forth herein,

(d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

INTERNATIONAL SHIPHOLDING Corporation

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

ENTERPRISE SHIP COMPANY, INC

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

SULPHER CARRIER

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

CG RAILWAY

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

CENTRAL GULF LINES, INC.

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

WATERMAN STEAMSHIP

CORPORATION

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

COASTAL CARRIERS, INC.

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

N. W. JOHNSEN & CO, INC.

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

LMS SHIPMANAGEMENT, INC.

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

U.S. UNITED OCEAN SERVICES, LLC

By: Coastal Carriers, Inc., its sole member

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

MARY ANN HUDSON, LLC

By: U. S. United Ocean Services, llc. Its sole member

By: Coastal Carriers, Inc., its sole member

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

SHEILA MCDEVITT, LLC

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

TOWER, LLC

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

FRASCATI SHOPS, INC.

By: /s/ D.  B.  Drake

Name: D. B. Drake

Title: V/P/ Treasure

ADMINISTRATIVE AGENT

AND COLLATERAL AGENTREGIONS BANK, as Administrative Agent and

Collateral Agent

By: /s/ Edward Midyett

Name: Edward Midyett

Tite: Senior VP

LENDERS:

Regions Bank

As a Lender

By:  /s/ Edward Midyett

Name: Edward Midyett

Title Senior VP

CAPITAL ONE

As a Lender

By: /s/ Kyle Fontanille

Name: Kyle Fontanille

Title: AVP

BRANCH BANKING AND TRUST COMPANY,

As a Lender

By: /s/ Robert M. Searson

Name: Robert Searson

Title: Senior Vice President

WHITNEY BANK

As a Lender

By: /s/ Phillip E. Gordillo

Name: Phillip E. Gordillo

Title: Senior Vice President